Exhibit 10.1

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT (this “Agreement”) is effective as of _______________, 2010, by and between CHINA BROADBAND, INC., a Nevada corporation (the “Company”) and the person signatory hereto (the “Holder”).

RECITAL

WHEREAS, the Company desires to reduce the complexity of its capital structure and thereby increase its investment appeal to institutional investors;

WHEREAS, the Holder purchased that a warrant (the “Warrant”) to purchase a number of shares of the Company’s common stock (the “Common Stock”) from the Company pursuant to that certain Securities Purchase Agreement, dated May 20, 2010;

WHEREAS, the Holder desires to exchange the Warrant (the “Exchange”) for the number of shares of Common Stock determined by multiplying the number of shares of Common Stock underlying the Warrant by 0.60 (the “Exchange Shares”); and

WHEREAS, the Company desires to issue to the Holder the Exchange Shares in exchange for the Warrant for the purpose described in the first recital clause of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the parties hereby agree as follows:

1.             Exchange of Warrant.

(a)            On the date of Closing (as defined below), the Company shall issue to the Holder in exchange for the Warrant the Exchange Shares.  Immediately upon the Exchange, all obligations of the Company under the Warrant shall cease and the Warrant shall terminate and be of no further force and effect.

(b)            The closing of the Exchange (the “Closing”) shall take place on or about October 20, 2010 at the offices of Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street NW, Washington, DC 20037, or at such other place as the Company and the Holder may mutually agree.

(c)            At the Closing, the Holder shall deliver, or cause to be delivered, to the Company its original Warrant, marked cancelled, and the Company shall deliver, or cause to be delivered, to the Holder a certificate representing its Exchange Shares; provided, however, that in the event that a Holder is unable to deliver the original Warrant due to loss, theft or destruction thereof, then, in lieu of delivery of the original Warrant, such Holder may deliver to the Company an indemnity reasonably satisfactory to the Company with respect to such loss, theft or destruction.  The certificate representing the Exchange Shares shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

2.             Representations and Warranties of the Company. The Company hereby makes the following representations and warranties, each of which is true and correct on the date hereof.

(a)            The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada.  The Company has the power and authority to own its own property and assets and to transact the business in which it is engaged.  The Company is qualified to do business in each state or jurisdiction in which the failure to so qualify would have a material adverse effect on its business.

(b)            The Company has the power and authority to execute, deliver and perform this Agreement, and the Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  This Agreement constitutes the authorized, valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of the Holder’s rights generally, and (b) general principles of equity.

(c)            The Exchange Shares to be issued pursuant to the Exchange, have been duly authorized, and upon consummation of the transactions contemplated by this Agreement, will be validly issued, fully paid and nonassessable.

(d)            Neither the Company nor any person acting on its behalf has offered or sold any of the Exchange Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D).

(e)            Assuming the accuracy of the Holder’s representations and warranties set forth in Section 3, neither the Company nor any of its affiliates, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this issuance of the Exchange Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act of 1933, as amended (the “Securities Act”) which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

(f)             Assuming the truth and accuracy of the representation and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and issuance of the Exchange Shares to the Holder as contemplated hereby.

3.             Representations and Warranties of the Holder. The Holder hereby makes the following representations and warranties, each of which is true and correct on the date hereof.

(a)            The Holder is an individual or is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)            The Holder has the power and authority to execute, deliver and perform this Agreement, and the Holder is an individual or has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  This Agreement constitutes the authorized, valid and legally binding obligations of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of Holder’s rights generally, and (b) general principles of equity.

(c)            The Holder has good and valid title to the Warrant, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto.  The Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Warrant or its rights in such Warrant, or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Warrant which would limit the Holder’s power to exchange the Warrant hereunder.

(d)            The Exchange Shares to be received by the Holder hereunder will be acquired for such Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Holder’s right at all times to sell or otherwise dispose of all or any part of such Exchange Shares in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Holder to hold the Exchange Shares for any period of time. Such Holder is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or an entity engaged in a business that would require it to be so registered.

(e)            The Holder has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the issuance of the Exchange Shares.  Neither such inquiries nor any other due diligence investigation conducted by such Holder shall modify, amend or affect such Holder’s right to rely on the Company’s representations and warranties contained in this Agreement.

(f)             The Holder understands that the Exchange Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(g)            No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any subsidiary of the Company or any shareholder of the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Holder.

(h)            The Holder understands that the Exchange Shares are being issued to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the Securities.

4.             Registration.  The Exchange Shares shall be deemed to carry the same registration rights pursuant to that certain Registration Rights Agreement between the Company and the Holder (or among the Company, the Holder, and the other parties listed on Schedule A thereto, if applicable), dated July 30, 2010, as the shares of Common Stock underlying the Warrant.

5.             Notice.  Except as otherwise provided herein, all notices, requests, consents, demands, approvals and other communications hereunder must be in writing and shall be deemed to have been duly given, made, served or received (i) on the date when delivered personally, (ii) on the third day after being sent when mailed first class mail, postage prepaid, return receipt requested, or (iii) on the next day after being delivered to an overnight delivery courier, charges prepaid to the respective parties to this Agreement at the address listed under such party’s name in the signature block hereof.  The designation of the person to be so notified or the address of such person for the purposes of such notice may be changed from time to time by similar notice in writing, except that any communication with respect to a change of address shall be deemed to be given or made when actually received by the party to whom such communication was sent.

6.             Governing Law.  This Agreement and the rights and obligations of all parties hereunder shall be deemed to have been made in the State of New York and shall be governed by and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

7.             Authority.  The undersigned executing on behalf of the Company hereby represents that he or she is a duly authorized representative of the Company and that he or she has authority to execute and bind the organization on behalf of the organization.  The Holder is an individual or the undersigned executing on behalf of the Holder hereby represents that he or she is a duly authorized representative of the Holder and that he or she has authority to execute and bind the organization on behalf of the organization

8.             Entire Agreement; Amendment.  This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein, and can be amended only by the written instrument of each party.

9.             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed on the date first written above.

COMPANY:

CHINA BROADBAND, INC.

By
Name:
Title:

[HOLDER SIGNATURE PAGE TO WARRANT EXCHANGE AGREEMENT]

In Witness Whereof, the undersigned Holder has executed this Warrant Exchange Agreement as of the date first above written.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Holder (include fax number):

Address for Delivery of Exchange Shares to Holder  (if not same as address for notice):

Shares Underlying Warrant being exchanged:

Number of Exchange Shares received in Exchange: